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                                                                   EXHIBIT 10.5



                             AMENDMENT NO. 1 TO THE
                       WESTERN ATLAS INTERNATIONAL, INC.
                            BENEFIT RESTORATION PLAN


         Pursuant to the provisions of Section 4.1 thereof, the Western Atlas International, Inc. Benefit Restoration Plan made effective as of January 1, 1991 (the "Plan"), is hereby amended in the following respects only:

         FIRST: Section 1.1 of the Plan is hereby amended to add a new paragraph (l) at the end thereof to read as follows:

                  (l)  "Change of Control" means:

                           (i) An acquisition by any individual, entity or
                  group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended [the "Exchange Act"] (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30 percent or more of either (1) the then outstanding shares of common stock of Western Atlas Inc. [the "Corporation"] (the "Outstanding Corporation Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); excluding, however, the following acquisitions of Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities: (A) any acquisition directly from the Corporation other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Corporation; (B) any acquisition by the Corporation; (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation; or (D) any acquisition by any Person pursuant to a transaction which complies with clauses (1), (2), and (3) of paragraph (iii) of this Section; or

                           (ii) Individuals who, as of the effective date
                  hereof constitute the Board of Directors of the Corporation (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board of Directors of the Corporation; provided, however, that any individual who becomes a member of the Board of Directors of the Corporation subsequent to the effective date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but provided further that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of the Corporation shall not be so considered as a member of the Incumbent Board; or;



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                           (iii) The approval by the shareholders of the
                  Corporation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation ("Business Combination"), or if consummation of such Business Combination is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation); excluding, however, such Business Combination pursuant to which: (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Business Combination, will beneficially own, directly or indirectly, more than 60 percent of, respectively, the outstanding shares of common stock and the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be; (2) no Person (other than any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation or such corporation resulting from such Business Combination) will beneficially own, directly or indirectly, 30 percent or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed with respect to the Corporation prior to the Business Combination; and (3) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination will have been members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors of the Corporation, providing for such Business Combination; or

                           (iv) Approval by the shareholders of the Corporation
                  of a complete liquidation or dissolution of the Corporation.




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         SECOND:  Article  III of the Plan is hereby amended to add a new
Section at the end thereof to read as follows:

                  Section 3.5 Change of Control Provisions. Any provision of this Plan to the contrary notwithstanding:

                           (a) Upon a Change of Control and thereafter, the
                  amounts credited to a Participant's Matching Account and Profit Sharing Account shall be deemed to be fully vested and non-forfeitable regardless of whether such Participant is fully vested in the amounts credited to his or her Matching Contribution Account or Employer Contribution Account under the Profit Sharing Plan.

                           (b) If a Participant is a party to a Change of
                  Control Employment Agreement with Western Atlas Inc., and during the Employment Period (within the meaning of such Agreement) such Participant's employment covered by such Agreement is terminated other than for Cause or Disability (within the meanings of such Agreement) or such Participant terminates such employment for Good Reason (within the meaning of such Agreement), (i) an amount equal to any amount thereafter forfeited by such Participant under the Profit Sharing Plan shall be paid by the Company to such Participant in cash within sixty days following such forfeiture, and (ii) if such Participant is not eligible for an allocation of the employer's contribution, if any, to be made to the Profit Sharing Plan for the year in which such termination of employment occurs, then within sixty days following such termination, the Company shall pay to such Participant an amount in cash equal to 15% of such Participant's Compensation (within the meaning of the Profit Sharing Plan) for such year.

                           (c) If a Participant is a participant in the Western
                  Atlas Inc. Executive Severance Plan and becomes entitled to receive Separation Benefits (within the meaning of such Executive Severance Plan) thereunder, (i) an amount equal to any amount thereafter forfeited by such Participant under the Profit Sharing Plan shall be distributed by the Company to such Participant in cash within sixty days following the date of such forfeiture, and (ii) if such Participant is not eligible for an allocation of the employer's contribution, if any, to be made to the Profit Sharing Plan for the year in which such termination of employment occurs, then within sixty days following such termination, the Company shall pay to such Participant an amount in cash equal to 15% of such Participant's Compensation (within the meaning of the Profit Sharing Plan) for such year.


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         IN WITNESS WHEREOF, this Amendment has been executed as of the 18th day of February, 1998, to be effective as of January 1, 1998.



                                               WESTERN ATLAS INTERNATIONAL INC.



                                        By:      /s/ William H. Flores
                                               --------------------------------
                                        Title:   Senior Vice President
                                               --------------------------------










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